Exhibit 99.1

FOR IMMEDIATE RELEASE                          Contact:  Alfred S. Dominick, Jr.
March 31, 2005                                 Chief Executive Officer
                                               (703) 259-3000


             INTELIDATA REPORTS FOURTH QUARTER AND FULL YEAR RESULTS


     RESTON, VA, March 31, 2005 - InteliData Technologies Corp. (Nasdaq: INTD), a leading provider of electronic bill payment and presentment ("EBPP") technologies, today announced financial results for the three-month and twelve-month periods ended December 31, 2004.

     The annual report on Form 10-K for the year ended December 31, 2004 that was filed today includes restated consolidated financial statements for certain transactions as discussed in Note 2 to the consolidated financial statements. In addition, Note 14 contains restated unaudited quarterly financial data for 2004 and 2003.

     Revenues for the fourth quarter of 2004 totaled $2,800,000, a decrease of $1,562,000 from the $4,362,000 reported for the fourth quarter of 2003. Full-year revenue totaled $13,742,000, as compared to $20,630,000 for the full-year period of 2003.

     Gross profit for the three-month and twelve-month period ended December 31, 2004 totaled $1,476,000 and $7,424,000, respectively. This resulted in a gross margin of 53% for the three-month period as compared to 59% for the prior-year period, while on a full-year basis, the Company's gross margin decreased to 54% as compared to 63% for the twelve-month period of 2003.

     The net losses for the three-month and twelve-month periods ended December 31, 2004 was $2,919,000, or $0.06 per share, and $33,235,000, or $0.65 per share respectively. The net loss for fiscal year 2004 included a noncash, goodwill impairment charge of $25,771,000. These net loss results compare to $1,162,000 or $0.02 per share, and $1,672,000, or $0.03 per share for the comparable prior year periods.

     Cash and cash equivalents as of December 31, 2004 totaled $3,223,000, compared to $7,603,000 as of year end 2003. Because the Company has recurring losses from operations and is experiencing difficulty in generating cash flow, there is substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are described in the annual report on Form 10-K.

     "In 2004 we continued to focus our business on the bill payment market and to improve our operating efficiencies," said Alfred S. Dominick, Jr., Chairman and CEO. "We also continue to introduce and implement industry leading payment capabilities. Since our last earnings conference call, we successfully implemented the industry's only true Least Cost Routing solution at two banks, we signed an agreement to implement our interbank payment warehouse at another and, with the Frost Bank implementation, we demonstrated our ability to deploy our payment solution on multiple platforms, extending our reach from the mainframe, big bank market to the mid-tier, J2EE server-based market."

     "At the end of the day, however, having great products is not enough to be successful," commented Mr. Dominick. "You need scale as well. Consequently, we have been actively exploring strategic alternatives for the Company to see our payments vision through. These efforts have resulted in the definitive agreement to merge with Corillian, as previously announced. We believe this transaction is in the best interest of our shareholders, our customers, and our employees as we seek to unlock the value of our industry leading products."

     Under the terms of the merger agreement, the purchase consideration for the Company is approximately $19.5 million, subject to adjustment. Under the terms of the agreement, each outstanding share of the Company's common stock will be converted into the right to receive 0.0954 of a share of Corillian's common stock and $0.0832 in cash without interest, subject to adjustment. The closing of this transaction is subject to, among other things, the effectiveness of the registration/proxy statement on Form S-

4 to be filed with the Securities and Exchange Commission and approval of the Company's stockholders.

     The attached financial information compares the results of operations for the three-month and twelve-month periods ended December 31, 2004 to the same periods in 2003 and the balance sheets as of December 31, 2004 and 2003.

About InteliData Technologies Corporation

With over a decade of experience, InteliData provides online banking and electronic bill payment and presentment ("EBPP") technologies and services to leading banks, credit unions, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet-based banking services to its customers. The Company also provides application services provider ("ASP") and hosting solutions. Visit the Company's Web site at www.InteliData.com.
-------------------



"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements within the meaning of the Securities Act of 1933, the realization of which may be impacted by the factors discussed below. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"). The Company cautions readers that the following important factors, among others, in some cases have affected the Company's actual results, and could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. The following list of factors should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by the Company prior to the date hereof or the effectiveness of the Act. Additionally, the Company is not under any obligation (and expressly disclaims an obligation) to update or alter its forward-looking statements, whether as a result of new information or otherwise. We wish to caution you that such risks and uncertainties include, but are not limited to:

o the stockholders of InteliData may fail to approve the merger with Corillian or other conditions to closing of the merger may not be satisfied;
o the operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;
o the businesses of Corillian and InteliData may not be combined successfully, or such combination may take longer to accomplish than expected;
o    our ability to continue funding operating losses;
o the impact of declines in our stock price and our ability to maintain minimum listing standards of the NASDAQ stock markets;
o different assumptions regarding cash flows (for example, either based on varying costs of capital, changes in underlying economic assumptions, or any resulting financial or strategic transactions) affecting valuation analyses;
o our ability to develop, sell, deliver and implement our payment solution products and services, some of which are largely unproven in a production environment, to financial institution customers;
o our ability to manage our expenses in line with anticipated business levels;
o    our ability to complete product implementations in required time frames;
o our ability to maintain customers and increase our recurring revenues and/or reduce operating costs associated with our ASP business in order to make this operation profitable or the impact of our termination of our ASP operations;

o our ability to retain key customers and to increase revenues from existing customers;
o the impact of customers deconverting from use of our products and services to the use of competitive products or in-house solutions;
o the effect of planned customer migrations from outsourced solutions to in-house solutions with a resulting loss of recurring revenue;
o the impact of competitive products, pricing pressure, product demand and market acceptance risks;
o the pace of consumer acceptance of online banking and reliance on our bank clients to increase usage of Internet banking by their customers;
o the effect of general economic conditions on the financial services industry;
o    mergers and acquisitions;
o    the risks of integration of our technology;
o the ability of financial institution customers to implement applications in the anticipated time frames or with the anticipated features, functionality or benefits;
o    our reliance on key strategic alliances and newly emerging technologies;
o our ability to leverage our third-party relationships into new business opportunities;
o the on-going viability of the mainframe marketplace and demand for traditional mainframe products;
o    our ability to attract and retain key employees;
o    the availability of cash for long-term growth;
o    product obsolescence;
o    our ability to reduce product costs;
o    fluctuations in our operating results;
o    delays in development of highly complex products;
o the ability to comply with, and incur the costs related to, the provisions of Section 404 of the Sarbanes-Oxley Act of 2002 requiring that management perform an evaluation of its internal controls over financial reporting and have its independent auditors attest to such evaluation; and
o other risks detailed from time to time in our filings with the Securities and Exchange Commission, including the risk factors disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Additional Information about the Merger and Where to Find It

In connection with the merger between Corillian and InteliData, Corillian will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 and InteliData will file a proxy statement with the SEC, each of which will contain the proxy statement/prospectus of InteliData and Corillian, in addition to other relevant documents concerning the merger with the SEC. We urge investors to read the proxy statement/prospectus and any other relevant documents when they become available because they will contain important information about InteliData, Corillian and the merger. Investors will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov. In addition, documents filed with the SEC by Corillian can be obtained by contacting Corillian at the following address and telephone number: 3400 NW John Olsen Place, Hillsboro, Oregon 97124, (800) 863-6445. Documents filed by InteliData with the SEC can be obtained by contacting InteliData at the following address and telephone number: 11600 Sunrise Valley Drive, Suite 100, Reston, Virginia 20191, (800) 878-1053. We urge you to read the proxy statement/prospectus and any other relevant documents when they become available carefully before making a decision concerning the merger.

InteliData and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of InteliData in connection with the merger. Information about the directors and executive officers of InteliData and their ownership of InteliData common stock is set forth in the proxy statement, dated April 19, 2004, for InteliData's 2004 annual meeting of stockholders, as filed with the SEC. Additional information regarding the interests of such participants may be obtained by reading the proxy statement/prospectus when it becomes available.

                                      # # #

                       INTELIDATA TECHNOLOGIES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                     DECEMBER 31, 2004 AND DECEMBER 31, 2003
                        (in thousands, except share data)



                                                                                        2004            2003
                                                                                    ------------    ------------
                                                                                                     (as restated)
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                                      $      3,223    $      7,603
     Accounts receivable, net                                                              1,437           2,890
     Other receivables                                                                        16             180
     Prepaid expenses and other current assets                                               545             625
                                                                                    ------------    ------------
         Total current assets                                                              5,221          11,298

NONCURRENT ASSETS
     Property and equipment, net                                                             833           1,529
     Goodwill                                                                                 --          25,771
     Intangible asset, net                                                                 4,340           5,060
     Other assets                                                                            211             211
                                                                                    ------------    ------------

TOTAL ASSETS                                                                        $     10,605    $     43,869
                                                                                    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                                               $      1,003    $      1,517
     Accrued expenses                                                                      2,223           1,635
     Deferred revenues                                                                     1,269           1,051
     Net liabilities of discontinued operations                                               40              59
                                                                                    ------------    ------------
TOTAL CURRENT LIABILITIES                                                                  4,535           4,262
     Accrued expenses                                                                        225             342
     Deferred revenues                                                                       150             300
     Net liabilities of discontinued operations                                               --              75
                                                                                    -------------    ------------
TOTAL LIABILITIES                                                                          4,910           4,979
                                                                                    -------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
        no shares issued and outstanding                                                      --               --
     Common stock, $0.001 par value; authorized 100,000,000 shares;
        issued 52,169,000 shares in 2004 and 52,065,000 shares in 2003;
        outstanding 51,134,000 shares in 2004 and 51,231,000 shares in 2003                   52              52
     Additional paid-in capital                                                          307,020         306,963
     Treasury stock, at cost:  1,035,000 shares in 2004 and 834,000 shares in 2003        (2,648)         (2,546)
     Deferred compensation                                                                   (23)           (108)
     Accumulated deficit                                                                (298,706)       (265,471)
                                                                                    ------------    ------------
TOTAL STOCKHOLDERS' EQUITY                                                                 5,695          38,890
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $     10,605    $     43,869
                                                                                    ============    ============



                       INTELIDATA TECHNOLOGIES CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
                      (in thousands, except per share data)



                                                             Three Months Ended                 Twelve Months Ended
                                                                    December 31,                      December 31,
                                                          -----------------------------   -------------------------------
                                                               2004             2003              2004           2003
                                                          -----------       ----------       -----------      -----------
                                                                            (as restated)                    (as restated)


Revenues                                                  $     2,800       $    4,362       $    13,742      $    20,630
Cost of revenues                                                1,324            1,809             6,318            7,549
                                                          -----------      -----------       -----------      -----------

Gross profit                                                    1,476            2,553             7,424           13,081

Operating expenses
     General and administrative                                 2,871            1,922             8,180            7,204
     Sales and marketing                                           81              561             1,056            1,830
     Research and development                                   1,272            1,074             4,937            5,020
     Goodwill impairment charge                                    --               --            25,771               --
     Amortization of intangible asset                             180              180               720              720
                                                          -----------      -----------       -----------      -----------
         Total operating expenses                               4,404            3,737            40,664           14,774
                                                          -----------      -----------       -----------      -----------

Operating loss                                                 (2,928)          (1,184)          (33,240)          (1,693)
Other income (expenses), net                                        9               22                 5               21
                                                          -----------      -----------       -----------      -----------

Loss before income taxes                                       (2,919)          (1,162)          (33,235)          (1,672)
Provision for income taxes                                         --               --                --               --
                                                          -----------      -----------       -----------      -----------

Net loss                                                  $    (2,919)     $    (1,162)      $   (33,235)     $    (1,672)
                                                          ===========      ===========       ===========      ===========



Basic and diluted earnings (loss) per common shares       $     (0.06)     $     (0.02)      $     (0.65)     $     (0.03)
                                                          ===========      ===========       ===========      ===========


Basic and diluted weighted-average
     common shares outstanding                                 51,237           51,078            51,271           50,028
                                                          ===========      ===========       ===========      ===========


